Exhibit 99.2

Supplemental Information

June 30, 2006

Contact:	6110 Executive Boulevard
Sara Grootwassink	Suite 800
Chief Financial Officer	Rockville, MD 20852
Direct Dial: (301) 255-0820	(301) 984-9400
E-mail: sgrootwassink@writ.com	(301) 984-9610 fax

Washington Real Estate Investment Trust

Supplemental Information

Table of Contents

June 30, 2006

Washington Real Estate Investment Trust

About the Trust

Mission Statement

Washington Real Estate Investment Trust, founded in 1960 and headquartered in Rockville, Maryland, invests in a diversified range of income-producing property types. Our purpose is to acquire, develop and manage real estate investments in markets we know well and protect our assets from single property-type value fluctuations through diversified holdings. Our goal is to continue to safely increase earnings and shareholder value.

Company Background

We are a self-administered, self-managed, equity real estate investment trust investing in income-producing properties in the greater Washington-Baltimore region. We own a diversified portfolio of 78 properties consisting of 14 retail centers, 21 office properties, 12 medical office properties, 22 industrial/flex properties and 9 multifamily properties. We also own land for development.

Our dividends have increased every year for 36 consecutive years and our Funds From Operations (“FFO”) per share has increased every year for 33 consecutive years. WRIT shares are publicly traded on the New York Stock Exchange (symbol: WRE).

Certain statements in the supplemental disclosures which follow are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. Such risks, uncertainties and other factors include, but are not limited to, fluctuations in interest rates, availability of raw materials and labor costs, levels of competition, the effect of government regulation, the availability of capital, weather conditions, the timing and pricing of lease transactions and changes in general and local economic and real estate market conditions, and other risks and uncertainties detailed from time to time in our filings with the SEC, including our 2005 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Washington Real Estate Investment Trust

Consolidated Statements of Operations

(In thousands, except per share data)

(unaudited)

Three Months Ended
OPERATING RESULTS	06/30/06	03/31/06	12/31/05	09/30/05	06/30/05
Real estate rental revenue	$52,916	$50,767	$49,112	$48,769	$46,410
Real estate expenses	(15,574)	(15,424)	(14,956)	(14,836)	(13,870)

37,342	35,343	34,156	33,933	32,540
Real estate depreciation and amortization	(12,955)	(11,938)	(11,662)	(11,950)	(12,903)

Income from real estate	24,387	23,405	22,494	21,983	19,637

Other income	175	170	263	335	207
Other income from property settlement	—	—	—	—	504
Interest expense	(11,604)	(10,322)	(10,074)	(9,798)	(9,283)
General and administrative	(5,276)	(2,655)	(1,644)	(2,037)	(2,092)

Income from continuing operations	7,682	10,598	11,039	10,483	8,973

Discontinued operations:
Income (loss) from operations of properties sold or held for sale	37	34	29	(60)	19
Gain on sale of real estate investment	—	—	—	3,038	1,883

Income (loss) from discontinued operations	37	34	29	2,978	1,902

Net Income	$7,719	$10,632	$11,068	$13,461	$10,875

Per Share Data
Net Income	$0.18	$0.25	$0.26	$0.32	$0.26

Fully diluted weighted average shares outstanding	43,037	42,197	42,131	42,147	42,059

Percentage of Revenues:
Real estate expenses	29.4%	30.4%	30.5%	30.4%	29.9%
General and administrative	10.0%	5.2%	3.3%	4.2%	4.5%

Ratios:
EBITDA / Interest expense	2.8	x	3.2	x	3.2	x	3.3	x	3.3	x

Income from continuing operations/Total real estate revenue	14.5%	20.9%	22.5%	21.5%	19.3%
Net income/Total real estate revenue	14.6%	20.9%	22.5%	27.6%	23.4%

Washington Real Estate Investment Trust

Consolidated Balance Sheets

(In thousands)

(unaudited)

	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Assets
Land	$266,329	$232,085	$225,038	$225,037	$217,552
Income producing property	1,155,280	1,045,007	1,022,160	1,011,996	947,162

	1,421,609	1,277,092	1,247,198	1,237,033	1,164,714
Accumulated depreciation and amortization	(262,150)	(250,156)	(239,051)	(228,418)	(218,138)

Net income producing property	1,159,459	1,026,936	1,008,147	1,008,615	946,576
Development in progress	90,612	69,820	58,241	23,222	17,427

Total investment in real estate, net	1,250,071	1,096,756	1,066,388	1,031,837	964,003
Investment in real estate sold or held for sale, net	3,244	2,984	2,620	2,576	5,394
Cash and cash equivalents	13,970	2,981	4,938	5,255	16,455
Restricted cash	2,540	2,401	1,764	7,535	6,558
Rents and other receivables, net of allowance for doubtful accounts	29,047	26,941	25,240	24,046	22,482
Prepaid expenses and other assets	46,931	42,727	40,270	41,001	34,063
Other assets related to properties sold or held for sale	31	49	66	91	93

Total Assets	$1,345,834	$1,174,839	$1,141,286	$1,112,341	$1,049,048

Liabilities and Shareholders’ Equity
Accounts payable and other liabilities	$54,783	$37,121	$32,714	$28,429	$30,130
Advance rents	6,279	5,425	5,461	5,492	5,173
Tenant security deposits	8,445	7,507	7,325	7,153	6,237
Other liabilities related to properties sold or held for sale	184	188	193	107	84
Mortgage notes payable	178,834	168,965	169,617	170,393	196,960
Lines of credit/short-term note payable	19,000	59,000	24,000	93,500	—
Notes payable	620,000	520,000	520,000	420,000	420,000

Total Liabilities	887,525	798,206	759,310	725,074	658,584

Minority interest	1,699	1,687	1,670	1,656	1,646

Shareholders’ Equity
Shares of beneficial interest, $0.01 par value;
100,000 shares authorized	450	422	$421	$421	$421
Additional paid-in capital	498,577	406,098	405,112	404,551	404,275
Distributions in excess of net income	(42,417)	(31,574)	(25,227)	(19,361)	(15,878)

Total Shareholders’ Equity	456,610	374,946	380,306	385,611	388,818

Total Liabilities and Shareholders’ Equity	$1,345,834	$1,174,839	$1,141,286	$1,112,341	$1,049,048

Total Debt / Total Market Capitalization	0.33:1	0.35:1	0.36:1	0.34:1	0.32:1

Note: Certain prior quarter amounts have been reclassified to conform to the current quarter presentation.

Washington Real Estate Investment Trust

Funds From Operations and Funds Available for Distribution

(In thousands, except per share data)

(unaudited)

	Three Months Ended
	6/30/2006	03/31/06	12/31/05	09/30/05	06/30/05
Funds From Operations(1)
Net Income	7,719	$10,632	$11,068	$13,461	$10,875
Real estate depreciation and amortization	12,955	11,938	11,662	11,949	12,903
Discontinued operations:
Gain on property disposed	—	—	—	(3,038)	(1,883)
Other income from property settlement	—	—	—	0	(504)
Real estate depreciation and amortization	35	30	32	57	64

Funds From Operations (FFO)	20,709	22,600	22,762	22,429	21,455

FFO per share - basic	$0.48	$0.54	$0.54	$0.53	$0.51
FFO per share - fully diluted	$0.48	$0.54	$0.54	$0.53	$0.51

Funds Available for Distribution(2)
Tenant Improvements	(2,033)	(2,695)	(3,520)	(1,544)	(2,063)
External and Internal Leasing Commissions Capitalized	(1,477)	(960)	(1,004)	(1,111)	(1,094)
Recurring Capital Improvements	(2,724)	(2,295)	(2,445)	(2,129)	(2,360)
Straight-Line Rent, Net	(686)	(804)	(730)	(982)	(661)
Non-real estate depreciation and amortization	554	495	479	431	428
Amortization of lease intangibles	(24)	5	(17)	(17)	(33)
Amortization of restricted share compensation	1,487	340	299	368	467
Other	7	—	7	—	301

Funds Available for Distribution (FAD)	$15,813	$16,686	$15,831	$17,445	$16,440

Total Dividends Paid	$18,562	$16,979	$16,963	$16,955	$16,956

Average shares - basic	42,852	42,052	42,013	42,005	41,932
Average shares - fully diluted	43,037	42,197	42,131	42,147	42,059

(1)	Funds From Operations (“FFO”) – The National Association of Real Estate Investment Trusts, Inc. (“NAREIT”) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (“GAAP”)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. We consider FFO to be a standard supplemental measure for equity real estate investment trusts (“REITs”) because it facilitates an understanding of the operating performance of our properties without giving effect to real estate depreciation and amortization, which historically assumes that the value of real estate assets diminishes predictably over time. Since real estate values have instead historically risen or fallen with market conditions, we believe that FFO more accurately provides investors an indication of our ability to incur and service debt, make capital expenditures and fund other needs. FFO is a non-GAAP measure.
(2)	Funds Available for Distribution (“FAD”) is calculated by subtracting from FFO (1) recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and adding or subtracting the amortization of lease intangibles as appropriate. FAD is included herein, because we consider it to be a measure of a REIT’s ability to incur and service debt and to distribute dividends to its shareholders. FAD is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Washington Real Estate Investment Trust

Earnings Before Interest Taxes Depreciation and Amortization (EBITDA)

(In thousands)

(unaudited)

	Three Months Ended
	06/30/06	03/31/06	12/31/05	09/30/05	06/30/05
EBITDA(1)

Net income	$7,719	$10,632	$11,068	$13,461	$10,875
Add:
Interest expense	11,604	10,322	10,074	9,798	9,283
Real estate depreciation and amortization	12,955	11,932	11,655	11,949	12,903
Non-real estate depreciation	87	73	71	75	80
Less:
Gain on sale of real estate	—	—	—	(3,038)	(1,883)
Other income	(175)	(170)	(263)	(335)	(207)
Other income from property settlement	—	—	—	—	(504)

EBITDA	$32,190	$32,789	$32,605	$31,910	$30,547

(1)	EBITDA is earnings before interest, taxes, depreciation and amortization. We consider EBITDA to be an appropriate supplemental performance measure because it eliminates depreciation, interest and the gain (loss) from property dispositions, which permits investors to view income from operations without the effect of non-cash depreciation or the cost of debt. EBITDA is a non-GAAP measure.

Washington Real Estate Investment Trust

Long Term Debt Analysis

(in thousands)

	June 30, 2006	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005
Balances Outstanding

Secured
Conventional fixed rate	$178,834	$168,965	$169,617	$170,393	$196,960

Secured total	178,834	168,965	169,617	170,393	196,960

Unsecured
Fixed rate bonds and notes	620,000	520,000	520,000	420,000	420,000
Credit facility	19,000	59,000	24,000	93,500	—

Unsecured total	639,000	579,000	544,000	513,500	420,000

Total	$817,834	$747,965	$713,617	$683,893	$616,960

Average Interest Rates

Secured
Conventional fixed rate	5.9%	5.9%	5.9%	5.9%	6.2%

Secured total	5.9%	5.9%	5.9%	5.9%	6.2%

Unsecured
Fixed rate bonds	5.9%	5.9%	5.9%	6.0%	6.0%
Credit facilities	5.9%	5.3%	5.0%	4.5%	0.0%

Unsecured total	5.9%	5.8%	5.8%	5.7%	6.0%

Average	5.9%	5.9%	5.9%	5.8%	6.0%

Maturity Schedule

	Future Maturities of Debt
	Secured Debt	Unsecured Debt	Credit Facilities	Total Debt	Interest Rate
Year
2006	$7,489	$50,000	$—	$57,489	7.3%
2007	10,207	—	—	10,207	6.4%
2008	2,460	60,000	19,000	81,460	6.5%
2009	52,579	—	—	52,579	7.0%
2010	2,692	—	—	2,692	5.3%
2011	11,863	100,000	—	111,863	5.9%
2012	19,535	50,000	—	69,535	5.0%
2013	67,609	60,000	—	127,609	5.3%
2014	205	100,000	—	100,205	5.3%
Thereafter	4,195	200,000	—	204,195	5.9%

Total maturities	$178,834	$620,000	$19,000	$817,834	5.9%

Weighted average maturity = 6.8 years

Washington Real Estate Investment Trust

Capital Analysis

(In thousands, except per share amounts)

	June 30, 2006		March 31, 2006		December 31, 2005		September 30, 2005		June 30, 2005
Market Data

Shares Outstanding	44,998		42,183		42,139		42,125		42,123
Market Price per Share	$36.70		$33.09		$30.35		$31.11		$31.20
Equity Market Capitalization	$1,651,427		$1,395,829		$1,278,919		$1,310,509		$1,314,238

Total Debt	$817,834		$747,965		$713,617		$683,893		$616,960
Total Market Capitalization	$2,469,261		$2,143,794		$1,992,537		$1,994,401		$1,931,198

Total Debt to Market Capitalization	0.33:1		0.35:1		0.36:1		0.34:1		0.32:1

Earnings to Fixed Charges(1)	1.7	x	1.6	x	1.9	x	1.9	x	1.9	x
Debt Service Coverage Ratio(2)	2.6	x	3.0	x	3.0	x	3.0	x	3.0	x

Dividend Data

Total Dividends Paid	$18,562		$16,979		$16,963		$16,955		$16,956
Common Dividend per Share	$0.4125		$0.4025		$0.4025		$0.4025		$0.4025
Payout Ratio (FFO per share basis)	85.4%		74.5%		74.5%		75.6%		78.9%

(1)	The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.
(2)	Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Growth & Rental Rate Growth

Q2 2006 vs. Q2 2005

Cash Basis

Sector	NOI Growth	Rental Rate Growth
Multifamily	8.1%	6.5%
Office Buildings	6.3%	2.4%
Medical Office Buildings	3.7%	2.7%
Retail Centers	10.8%	7.9%
Industrial / Flex Properties	2.2%	2.4%

Overall Core Portfolio	6.5%	4.0%

GAAP Basis

Sector	NOI Growth	Rental Rate Growth
Multifamily	8.2%	6.5%
Office Buildings	5.8%	2.3%
Medical Office Buildings	2.1%	0.2%
Retail Centers	11.2%	8.0%
Industrial / Flex Properties	0.1%	2.1%

Overall Core Portfolio	5.8%	3.7%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Summary

(In Thousands)

	Three Months Ended June 30,
	2006	2005	% Change
Cash Basis:
Multifamily	$4,938	$4,567	8.1%
Office Buildings	12,947	12,182	6.3%
Medical Office Buildings	3,308	3,190	3.7%
Retail Centers	6,840	6,170	10.8%
Industrial/Flex	5,726	5,605	2.2%

	$33,759	$31,714	6.5%

GAAP Basis:
Multifamily	$4,943	$4,569	8.2%
Office Buildings	13,189	12,472	5.8%
Medical Office Buildings	3,357	3,286	2.1%
Retail Centers	7,058	6,345	11.2%
Industrial/Flex	5,709	5,704	0.1%

	$34,256	$32,376	5.8%

Washington Real Estate Investment Trust

Core Portfolio Net Operating Income (NOI) Detail

(In Thousands)

	Three Months Ended June 30, 2006
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,900	$19,756	$4,490	$8,939	$7,345	$—	$48,430
Non-core- acquired [1]	—	546	1,471	431	2,038	—	4,486

Total	7,900	20,302	5,961	9,370	9,383	—	52,916

Real estate expenses
Core Portfolio	2,957	6,567	1,133	1,881	1,636	—	14,174
Non-core- acquired [1]	—	173	546	91	590	—	1,400

Total	2,957	6,740	1,679	1,972	2,226	—	15,574

Net Operating Income (NOI)
Core Portfolio	4,943	13,189	3,357	7,058	5,709	—	34,256
Non-core- acquired [1]	—	373	925	340	1,448	—	3,086

Total	$4,943	$13,562	$4,282	$7,398	$7,157	$—	$37,342

Core Portfolio NOI GAAP Basis (from above)	$4,943	$13,189	$3,357	$7,058	$5,709	$—	$34,256
Straight-line revenue, net for core properties	(5)	(216)	(76)	(146)	(48)	—	(491)
Amortization of lease intangibles for core properties	—	(26)	27	(72)	65	—	(6)

Core portfolio NOI, Cash Basis	$4,938	$12,947	$3,308	$6,840	$5,726	$—	$33,759

Reconciliation of NOI to Net Income
Total NOI	$4,943	$13,562	$4,282	$7,398	$7,157	$—	$37,342
Other revenue	—	—	—	—	—	175	175
Other income from property settlement	—	—	—	—	—	—	—
Interest expense	(913)	—	(866)	—	(494)	(9,331)	(11,604)
Depreciation and amortization	(1,512)	(5,396)	(1,703)	(1,537)	(2,719)	(88)	(12,955)
General and administrative	—	(3)	—	—	—	(5,273)	(5,276)
Discontinued Operations [2]	—	37	—	—	—	—	37

Net Income	$2,518	$8,200	$1,713	$5,861	$3,944	$(14,517)	$7,719

	Three Months Ended June 30, 2005
	Multifamily	Office	Medical Office	Retail	Industrial	Corporate and Other	Total
Real estate rental revenue
Core Portfolio	$7,580	$18,677	$4,402	$8,132	$7,428	$—	$46,219
Non-core- acquired [1]	—	—	—	—	191	—	191

Total	7,580	18,677	4,402	8,132	7,619	—	46,410

Real estate expenses
Core Portfolio	3,011	6,205	1,116	1,787	1,724	—	13,843
Non-core- acquired [1]	—	—	—	—	27	—	27

Total	3,011	6,205	1,116	1,787	1,751	—	13,870

Net Operating Income (NOI)
Core Portfolio	4,569	12,472	3,286	6,345	5,704	—	32,376
Non-core- acquired [1]	—	—	—	—	164	—	164

Total	$4,569	$12,472	$3,286	$6,345	$5,868	$—	$32,540

Core Portfolio NOI GAAP Basis (from above)	$4,569	$12,472	$3,286	$6,345	$5,704	$—	$32,376
Straight-line revenue, net for core properties	(2)	(242)	(123)	(106)	(164)	—	(637)
Amortization of lease intangibles for core properties	—	(48)	27	(69)	65	—	(25)

Core portfolio NOI, Cash Basis	$4,567	$12,182	$3,190	$6,170	$5,605	$—	$31,714

Reconciliation of NOI to Net Income
Total NOI	$4,569	$12,472	$3,286	$6,345	$5,868	$—	$32,540
Other revenue	—	—	—	—	—	207	207
Non-Disposal Gain	—	—	—	—	—	504	504
Interest expense	(1,062)	—	(1,168)	(350)	(511)	(6,192)	(9,283)
Depreciation and amortization	(1,274)	(4,992)	(1,245)	(3,215)	(1,973)	(204)	(12,903)
General and administrative	—	—	—	—	—	(2,092)	(2,092)
Discontinued Operations [2]	—	1,913	—	—	(11)	—	1,902

Net Income	$2,233	$9,393	$873	$2,780	$3,373	$(7,777)	$10,875

[1]	Non-core acquired properties were Hampton Overlook, Hampton South, the Coleman Building, Albemarle Point, Alexandria Professional Center, 9707 Medical Center Dr., 15001 Shady Grove Rd., 104 Plum Tree, 12205 Nebel, 5520 Randolph and 9950 Business Parkway.
[2]	Discontinued operations consists of: Pepsi Distribution Center and Lexington.

Washington Real Estate Investment Trust

Core Portfolio & Overall Occupancy Levels by Sector

Q2 2006 vs. Q2 2005

GAAP Basis

	Core Portfolio			All Properties
Sector	2nd QTR 2006		2nd QTR 2005	2nd QTR 2006	2nd QTR 2005
Multifamily	90.4	%(1)	93.7%	90.4%	93.7%
Office Buildings	92.8%		88.2%	92.4%	87.9%
Medical Office Buildings	98.5%		98.5%	98.7%	98.5%
Retail Centers	99.0%		97.2%	96.1%	97.2%
Industrial / Flex Properties	92.4%		93.6%	92.5%	92.9%

Overall Portfolio	93.8%		92.3%	93.3%	92.0%

(1)	Mulitfamily occupancy level for Q2 ‘06 is 91.2% without the impact of units off-line for planned renovations at Bethesda Hilll. The overall portfolio is 94.0% without this impact.

Washington Real Estate Investment Trust

Schedule of Properties

June 30, 2006

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE SQUARE FEET
Office Buildings
1901 Pennsylvania Avenue	Washington, DC	1977	1960	97,000
51 Monroe Street	Rockville, MD	1979	1975	209,000
515 King Street	Alexandria, VA	1992	1966	76,000
The Lexington Building	Rockville, MD	1993	1970	46,000
The Saratoga Building	Rockville, MD	1993	1977	58,000
Brandywine Center	Rockville, MD	1993	1969	35,000
6110 Executive Boulevard	Rockville, MD	1995	1971	197,000
1220 19th Street	Washington, DC	1995	1976	102,000
Maryland Trade Center I	Greenbelt, MD	1996	1981	184,000
Maryland Trade Center II	Greenbelt, MD	1996	1984	158,000
1600 Wilson Boulevard	Arlington, VA	1997	1973	166,000
7900 Westpark Drive	McLean, VA	1997	1972/1986/1999[1]	519,000
600 Jefferson Plaza	Rockville, MD	1999	1985	112,000
1700 Research Boulevard	Rockville, MD	1999	1982	101,000
Parklawn Plaza	Rockville, MD	1999	1986	40,000
Wayne Plaza	Silver Spring, MD	2000	1970	91,000
Courthouse Square	Alexandria, VA	2000	1979	113,000
One Central Plaza	Rockville, MD	2001	1974	267,000
The Atrium Building	Rockville, MD	2002	1980	81,000
1776 G Street	Washington, DC	2003	1979	263,000
Albemarle Point	Chantilly, VA	2005	2001	90,000

Subtotal				3,005,000

Medical Office Buildings
Woodburn Medical Park I	Annandale, VA	1998	1984	71,000
Woodburn Medical Park II	Annandale, VA	1998	1988	96,000
Prosperity Medical Center I	Merrifield, VA	2003	2000	92,000
Prosperity Medical Center II	Merrifield, VA	2003	2001	88,000
Prosperity Medical Center III	Merrifield, VA	2003	2002	75,000
Shady Grove Medical Village II	Rockville, MD	2004	1999	66,000
8301 Arlington Boulevard	Fairfax, VA	2004	1965	50,000
Alexandria Professional Center	Alexandria, VA	2006	1964	113,000
9707 Medical Center Drive	Rockville, MD	2006	1994	38,000
15001 Shady Grove Road	Rockville, MD	2006	1999	51,000
Plumtree	Bel Air, MD	2006	1991	33,000

Subtotal				773,000

Retail Centers
Takoma Park	Takoma Park, MD	1963	1962	51,000
Westminster	Westminster, MD	1972	1969	151,000
Concord Centre	Springfield, VA	1973	1960	76,000
Wheaton Park	Wheaton, MD	1977	1967	72,000
Bradlee	Alexandria, VA	1984	1955	168,000
Chevy Chase Metro Plaza	Washington, DC	1985	1975	50,000
Montgomery Village Center	Gaithersburg, MD	1992	1969	170,000
Shoppes of Foxchase[2]	Alexandria, VA	1994	1960	127,000
Frederick County Square	Frederick, MD	1995	1973	227,000
800 S. Washington Street[3]	Alexandria, VA	1998/2003	1955/1959	45,000
Centre at Hagerstown	Hagerstown, MD	2002	2000	334,000
Frederick Crossing	Frederick, MD	2005	1999/2003	295,000
Randolph Shopping Center	Rockville, MD	2006	1970	82,000
Montrose Shopping Center	Rockville, MD	2006	1970	145,000

Subtotal				1,993,000

[1]	A 49,000 square foot addition to 7900 Westpark Drive was completed in September 1999.
[2]	Approximately 60,000 square feet of the center is under redevelopment
[3]	South Washington Street includes 718 Jefferson Street, acquired in May 2003 to complete the ownership of the entire block of 800 S. Washington Street. See Development Summary on page 19.

Washington Real Estate Investment Trust

Schedule of Properties (Cont.)

June 30, 2006

PROPERTIES	LOCATION	YEAR ACQUIRED	YEAR CONSTRUCTED	NET RENTABLE* SQUARE FEET
Multifamily Buildings * / # units
3801 Connecticut Avenue / 307	Washington, DC	1963	1951	177,000
Roosevelt Towers / 190	Falls Church, VA	1965	1964	168,000
Country Club Towers / 227	Arlington, VA	1969	1965	159,000
Park Adams / 200	Arlington, VA	1969	1959	172,000
Munson Hill Towers / 279	Falls Church, VA	1970	1963	259,000
The Ashby at McLean / 250	McLean, VA	1996	1982	244,000
Walker House Apartments / 212	Gaithersburg, MD	1996	1971/2003 [4]	154,000
Bethesda Hill Apartments / 194	Bethesda, MD	1997	1986	226,000
Avondale / 236	Laurel, MD	1999	1987	170,000

Subtotal (2,095 units)				1,729,000

Industrial Distribution / Flex Properties
Fullerton Business Center	Springfield, VA	1985	1980	104,000
Charleston Business Center	Rockville, MD	1993	1973	85,000
Tech 100 Industrial Park	Elkridge, MD	1995	1990	167,000
Crossroads Distribution Center	Elkridge, MD	1995	1987	83,000
The Alban Business Center	Springfield, VA	1996	1981/1982	87,000
The Earhart Building	Chantilly, VA	1996	1987	93,000
Ammendale Technology Park I	Beltsville, MD	1997	1985	167,000
Ammendale Technology Park II	Beltsville, MD	1997	1986	108,000
Pickett Industrial Park	Alexandria, VA	1997	1973	246,000
Northern Virginia Industrial Park	Lorton, VA	1998	1968/1991	788,000
8900 Telegraph Road	Lorton, VA	1998	1985	32,000
Dulles South IV	Chantilly, VA	1999	1988	83,000
Sully Square	Chantilly, VA	1999	1986	95,000
Amvax	Beltsville, MD	1999	1986	31,000
Sullyfield Center	Chantilly, VA	2001	1985	244,000
Fullerton Industrial Center	Springfield, VA	2003	1980	137,000
8880 Gorman Road	Laurel, MD	2004	2000	141,000
Dulles Business Park Portfolio	Chantilly, VA	2004/2005	1999-2005	325,000
Albemarle Point	Chantilly, VA	2005	2001/2003/2005	206,000
Hampton Overlook	Capital Heights, MD	2006	1989	134,000
Hampton South	Capital Heights, MD	2006	1989/2005	168,000
9950 Business Parkway	Lanham, MD	2006	2005	101,000

Subtotal				3,625,000

TOTAL				11,125,000

*	Multifamily buildings are presented in gross square feet.
[4]	A 16 unit addition referred to as The Gardens at Walker House was completed in October 2003.

Washington Real Estate Investment Trust

Commercial Leasing Summary

Three months and Six months ended 06/30/06

	2nd Quarter 2006		YTD 2006
Gross Leasing Square Footage
Office Buildings	129,148		348,674
Medical Office Buildings	11,682		19,052
Retail Centers	49,720		74,137
Industrial Centers	142,566		335,392

Total	333,116		777,255

Weighted Average Term (yrs)
Office Buildings	4.2		4.1
Medical Office Buildings	5.9		5.7
Retail Centers	4.6		4.8
Industrial Centers	3.9		5.1

Total	4.3		4.7

Rental Rate Increases:
	GAAP	CASH	GAAP	CASH
Rate on expiring leases
Office Buildings	$25.54	$26.61	$25.47	$26.41
Medical Office Buildings	28.78	29.74	28.03	29.11
Retail Centers	18.51	18.85	21.97	22.62
Industrial Centers	7.53	7.83	7.78	8.13

Total	$16.90	$17.52	$17.56	$18.23

Rate on new and renewal leases
Office Buildings	$27.57	$26.30	$26.68	$25.38
Medical Office Buildings	32.68	30.14	32.09	29.85
Retail Centers	22.73	21.60	27.11	25.72
Industrial Centers	8.43	8.05	8.80	8.26

Total	$18.84	$17.92	$19.14	$18.13

Percentage Increase
Office Buildings	7.95%	-1.16%	4.75%	-3.90%
Medical Office Buildings	13.55%	1.34%	14.48%	2.54%
Retail Centers	22.80%	14.59%	23.40%	13.70%
Industrial Centers	11.95%	2.81%	13.11%	1.60%

Total	11.48%	2.28%	9.00%	-0.55%

	Total Dollars	Dollars per Square Foot	Total Dollars	Dollars per Square Foot
Tenant Improvements and Leasing Costs
Office Buildings	$1,701,185	$13.17	$4,405,559	$12.64
Medical Office Buildings	320,482	27.43	536,640	28.17
Retail Centers	179,907	3.62	284,545	3.84
Industrial Centers	717,058	5.03	1,649,952	4.92

Total	$2,918,632	$8.76	$6,876,696	$8.85

Washington Real Estate Investment Trust

10 Largest Tenants - Based on Annualized Rent

June 30, 2006

Tenant	Number of Buildings	Weighted Average Remaining Lease Term in Months	Percentage of Aggregate Portfolio Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Occupied Square Feet
World Bank	1	47	5.32%	210,354	2.41%
Sunrise Senior Living, Inc.	1	87	3.01%	180,066	2.06%
General Services Administration	8	37	2.30%	279,738	3.20%
Sun Microsystems, Inc.	1	6	1.94%	110,184	1.26%
INOVA Health Care Services	5	50	1.73%	84,088	0.96%
George Washington University	2	25	1.38%	68,286	0.78%
IQ Solutions	1	47	1.21%	58,473	0.67%
Lockheed Corporation	2	32	1.13%	81,315	0.93%
United Communications Group	1	23	1.09%	63,441	0.73%
Westat, Inc.	2	43	1.08%	81,711	0.94%

Total/Weighted Average		43	20.19%	1,217,656	13.94%

Washington Real Estate Investment Trust

Industry Diversification

June 30, 2006

Industry Classification (NAICS)	Annualized Base Rental Revenue	Percentage of Aggregate Annualized Rent	Aggregate Rentable Square Feet	Percentage of Aggregate Square Feet
Professional, Scientific and Technical Serivces	$35,847,904	22.31%	1,717,857	19.68%
Ambulatory Health Care Services	24,449,915	15.22%	910,373	10.43%
Credit Intermediation and Related Activities	14,763,330	9.19%	445,750	5.11%
Executive, Legislative & Other General Government Support	6,734,230	4.19%	393,144	4.50%
Nursing and Residential Care Facilities	5,298,924	3.30%	203,324	2.33%
Food Services and Drinking Places	5,039,918	3.14%	217,776	2.50%
Religious, Grantmaking, Civic, Professional & Similar Org.	4,630,866	2.88%	166,816	1.91%
Food and Beverage Stores	4,030,729	2.51%	261,009	2.99%
Administrative and Support Services	3,939,821	2.45%	263,052	3.01%
Educational Services	3,754,695	2.34%	145,482	1.67%
Furniture and Home Furnishing Stores	3,562,371	2.22%	265,195	3.04%
Miscellaneous Store Retailers	3,086,874	1.92%	243,905	2.79%
Specialty Trade Contractors	2,828,733	1.76%	364,151	4.17%
Personal and Laundry Services	2,601,133	1.62%	124,664	1.43%
Computer & Electronic Product Manufacturing	2,562,389	1.59%	214,555	2.46%
Merchant Wholesalers-Durable Goods	2,442,810	1.52%	263,698	3.02%
Transportation Equipment Manufacturing	2,353,748	1.46%	120,633	1.38%
Clothing & Clothing Accessories Stores	2,295,319	1.43%	147,945	1.70%
Publishing Industries (except Internet)	2,180,839	1.36%	86,423	0.99%
Other	28,278,462	17.59%	2,171,389	24.89%

Total	160,683,010	100.00%	8,727,141	100.00%

Washington Real Estate Investment Trust

Lease Expirations

June 30, 2006

Year	Number of Leases	Rentable Square Feet	Percent of Rentable Square Feet	Annualized Rent *	Average Rental Rate	Percent of Annualized Rent *
Office:
2006	44	227,208	8.21%	$6,216,898	$27.36	8.22%
2007	77	293,452	10.61%	7,835,830	26.70	10.37%
2008	71	330,594	11.95%	9,202,395	27.84	12.17%
2009	95	491,151	17.75%	13,149,824	26.77	17.39%
2010	75	562,921	20.35%	16,187,451	28.76	21.41%
2011 and thereafter	125	861,012	31.13%	23,010,382	26.72	30.44%

	487	2,766,338	100.00%	$75,602,780	$27.33	100.00%

Medical Office:
2006	10	19,417	2.52%	$590,273	$30.40	2.56%
2007	24	73,049	9.48%	2,034,436	27.85	8.83%
2008	27	89,608	11.63%	2,786,863	31.10	12.10%
2009	25	98,135	12.74%	2,695,734	27.47	11.70%
2010	32	151,024	19.60%	4,622,853	30.61	20.07%
2011 and thereafter	74	339,163	44.03%	10,308,500	30.39	44.74%

	192	770,396	100.00%	$23,038,659	$29.90	100.00%

Retail:
2006	16	56,962	3.03%	$1,071,453	$18.81	3.52%
2007	60	193,636	10.30%	4,029,515	20.81	13.25%
2008	37	203,315	10.82%	2,115,645	10.41	6.95%
2009	41	155,515	8.27%	3,285,332	21.13	10.80%
2010	47	288,270	15.34%	4,981,248	17.28	16.37%
2011 and thereafter	94	981,820	52.24%	14,941,290	15.22	49.11%

	295	1,879,518	100.00%	$30,424,483	$16.19	100.00%

Industrial:
2006	35	318,556	9.62%	$2,729,057	$8.57	8.63%
2007	41	406,945	12.29%	3,864,771	9.50	12.22%
2008	56	645,927	19.51%	6,142,682	9.51	19.43%
2009	46	564,533	17.05%	5,378,367	9.53	17.01%
2010	30	248,422	7.50%	2,728,280	10.98	8.63%
2011 and thereafter	61	1,126,506	34.03%	10,773,931	9.56	34.08%

	269	3,310,889	100.00%	$31,617,088	$9.55	100.00%

Total:
2006	105	622,143	7.13%	$10,607,681	$17.05	6.60%
2007	202	967,082	11.08%	17,764,552	18.37	11.06%
2008	191	1,269,444	14.55%	20,247,585	15.95	12.60%
2009	207	1,309,334	15.00%	24,509,257	18.72	15.25%
2010	184	1,250,637	14.33%	28,519,832	22.80	17.75%
2011 and thereafter	354	3,308,501	37.91%	59,034,103	17.84	36.74%

	1,243	8,727,141	100.00%	$160,683,010	$18.41	100.00%

*	Annualized Rent is as of June 30, 2006 rental revenue (cash basis) multiplied by 12.

Washington Real Estate Investment Trust

2006 Acquisition Summary

as of June 30, 2006

($’s in thousands)

Acquisition Summary

		Acquisition Date	Square Feet	Leased Percentage at Acquisition	June 30, 2006 Leased Percentage	Investment
Hampton Overlook	Capital Heights, MD	02/15/06	134,770	88%	88%	$10,040
Hampton South	Capital Heights, MD	02/15/06	168,300	63%	73%	13,060
Alexandria Professional Ctr	Alexandria, VA	04/11/06	113,000	100%	100%	26,900
9707 Medical Center Drive	Rockville, MD	04/13/06	38,300	100%	100%	15,800
15001 Shady Grove Rd	Rockville, MD	04/29/06	51,100	100%	100%	21,000
Montrose Shopping Ctr	Rockville, MD	05/16/06	145,100	58%	58%	33,200
Randolph Shopping Ctr	Rockville, MD	05/16/06	82,100	91%	93%	17,100
9950 Business Parkway	Lanham, MD	05/26/06	101,700	79%	79%	11,700
104 Plum Tree	Bel Air, MD	06/22/06	33,400	100%	100%	7,700

Total						$156,500

Washington Real Estate Investment Trust

2006 Development Summary

as of June 30, 2006

($’s in thousands)

Property and Location	Total Rentable Square Feet or # of Units	Percentage Leased or Committed	Anticipated Total Cash Cost		Cash Cost to Date		Anticipated Construction Completion Date
Development
Rosslyn Towers [1]			$63,600		$29,201	[3]
Arlington, VA
(High Rise)	178 units, 1,600 sq ft. retail & 498 parking spaces underground (includes parking for existing office)	0%					3Q 07
(Mid Rise)	46 units, 4,300 sq ft. retail	0%					1Q 07
South Washington Street [2]	75 units & 2,600 sq ft. retail	0%	$32,700		$13,000	[3]	2Q 07
Alexandria, VA
Dulles Station [4] Phase I	179,995 sq ft office	0%	$51,000	[5]	$14,655	[3]	3Q 07
Herndon, VA Phase II	360,005 sq ft office		TBD		$16,852	[3]	TBD

Total			$147,300		$73,708

Re-development
Foxchase Shopping Center [6]	133,000 sq ft.	97%	$10,500		$5,962		4Q 06

Alexandria, VA

[1]	Rosslyn Towers, formerly known as WRIT Rosslyn Center, is a planned 224 unit multifamily property. 1620 Wilson Boulevard was acquired in conjunction with the overall development plan for Rosslyn Towers.
[2]	718 E. Jefferson Street was acquired to complete our ownership of the entire block of 800 S. Washington Street. The surface parking lot on this block is in development. We refer to this development project as South Washington Street.
[3]	Includes land cost.
[4]	Dulles Station is 5.27 acres acquired in December, 2005.
[5]	Represents total costs associated with Phase I. We will concurrently build a portion of the structured garage, allocated to Phase II, which will cost an additional $5M.
[6]	Includes 60,600 square feet of redevelopment in connection with a lease executed in September 2004 with Harris Teeter.

WRIT vs. Morgan Stanley REIT Index & NAREIT All Equity Index & Russell 2000

12, 36, and 60 Month Total Returns

June 30, 2006

Source: SNL InteractiveX

Washington Real Estate Investment Trust

Reporting Definitions

June 30, 2006

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

EBITDA (a non-GAAP measure) is earnings before interest, taxes, depreciation and amortization.

Ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations (or net income if there are no discontinued operations) plus fixed charges, less capitalized interest. Fixed charges consist of interest expense, including amortized costs of debt issuance, plus interest costs capitalized.

Debt service coverage ratio is computed by dividing earnings before interest income and expense, depreciation, amortization and gain on sale of real estate by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO (April, 2002 White Paper) as net income (computed in accordance with generally accepted accounting principles (GAAP)) excluding gains (or losses) from sales of property plus real estate depreciation and amortization. FFO is a non-GAAP measure.

Funds Available for Distribution (FAD), a non-GAAP measure, is calculated by subtracting from FFO recurring expenditures, tenant improvements and leasing costs, that are capitalized and amortized and are necessary to maintain our properties and revenue stream and straight line rents, then adding non-real estate depreciation and amortization and adding or subtracting amortization of lease intangibles, as appropriate.

Recurring capital expenditures represents non-accretive building improvements and leasing costs required to maintain current revenues. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard.”

Rent increases on renewals and rollovers are calculated as the difference, weighted by square feet, of the net ABR due the first month after a term commencement date and the net ABR due the last month prior to the termination date of the former tenant’s term.

Core portfolio properties include all properties that were owned for the entirety of the current and prior year reporting periods.

Core portfolio net operating income (NOI) growth is the change in the NOI of the core portfolio properties from the prior reporting period to the current reporting period.